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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 14, 2006

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)

           MISSOURI                 0-20600                  43-1311101
        (State or other        (Commission File           (I.R.S. Employer
        jurisdiction of             Number)                Identification
         organization)                                         Number)

        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                       63044
        (Address of principal executive offices)                (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)
                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On December 14, 2006, Zoltek Companies, Inc. (the "Registrant") announced that it had entered into an an Amendment No. 2 to Loan and Warrant Agreement and Registration Rights Agreement, dated as of December 14, 2006 (the "Amendment"), which amends various terms of its previously announced Loan and Warrant Agreement, dated as of September 29, 2005, as amended by that certain Amendment No. 1 to Loan and Warrant Agreement and Registration Rights Agreement, dated as of April 28, 2006 (as amended, the "Loan Agreement"), among the Registrant and the lender parties thereto ("Lenders"). As reported by the Registrant, under the Loan Agreement the Registrant has previously issued an aggregate of $60 million principal amount of senior convertible notes, along with warrants to purchase its Common Stock. Purusant to the Amendment, the Lenders agreed to exercise certain previously issued warrants to purchase an aggregate of 827,789 shares of the Registrant's Common Stock. The Company intends to utilize the approximately $12.2 million of proceeds from such warrant exercises in connection with funding an appeal bond with respect to a judgement entered against the Registrant's subsidiary. In addition, under the Amendment the Registrant issued to the Lenders warrants to purchase additional 827,789 shares of Common Stock warrants with an intial exercise price of $28.06 per share and a six-year term. Pursuan to the Amendment, the Lenders also agreed to waive certain penalties and defaults under the Loan Agreement and the Registrant has agreed to file a registration statement covering the additional shares of Common Stock issuable in connection with the Warrants. Copies of the orginal Loan Agreement, Amendment No. 1 to the Loan Agreement, the Amendment and the Warrants are incorporated by reference or included as Exhibits 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K.

                  The exercise price of the Warrants is subject to adjustment under certain circumstances, as set forth in the Warrants. The number of shares of Common Stock issuable under the Warrants may be adjusted based upon the occurrences of certain events described therein such as the declaration by the Registrant of a stock dividend, a subdivision or combination of its outstanding shares of Common Stock, a reclassification of the outstanding securities of the Registrant (including due to reorganization of the Registrant itself) or the issuance of common equity securities at a price less than the applicable conversion or exercise price.

                  All of the Lenders are "accredited investors," as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the securities to be offered and sold in the private placement have not been registered under the Securities Act and will be sold without registration in reliance upon the exemption from securities registration under both Rule 506 of Regulation D and Section 4(2) of the Securities Act. The Registrant has previously entered into a Registration Rights Agreement with the Lenders, a copy of which is incorporated by reference in this report as Exhibit 4.5 ("Registration Rights Agreement"), pursuant to which the Lenders shall have the right to demand registration of the Common Stock and to participate in certain subsequent offerings of securities by the Registrant or other shareholders.

                  The foregoing summary of is qualified in its entirety by the Loan Agreement, the Amendment, the form of Warrant, and the Registration Rights Agreement, and should be read in conjunction with, the copies of such documents filed or incorporated by reference in this report as exhibits.

                  On December 14, 2006, the Registrant issued a press release announcing that it had entered into the Amendment. The text of this press release is attached hereto as Exhibit 99.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On December 14, 2006, the Registrant issued a press release announcing its financial results for the fiscal year ended September 30, 2006. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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ITEM 3.03         UNREGISTERED SALES OF EQUITY SECURITIES.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index.
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2006               ZOLTEK COMPANIES, INC.



                                       By    /s/ Kevin Schott
                                          --------------------------------------
                                           Kevin Schott
                                           Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit
Number                                    Description
------                                    -----------

 4.1 Loan and Warrant Agreement, as of September 29, 2005, among the Registrant, the Lenders and the Agent, filed as
                     Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.

 4.2 Amendment No. 1 to Loan and Warrant Agreement and Registration Rights Agreement among the Registrant and the Lenders, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.

 4.3 Amendment No. 2 to Loan and Warrant Agreement and Registration Rights Agreement, dated as of December 14, 2006, among the Registrant and the Lenders.

 4.4                 Form of Warrant

 4.5 Registration Rights Agreement, dated as of September 30, 2005, by and among the Registrant and the Lender parties thereto, filed as Exhibit 4.4 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.

  99                 Press Release, dated December 14, 2006



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